UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANDRIDGE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023

Notice of 2023 Annual Meeting of Stockholders And Proxy Statement

A Message from the Board of Directors

To Our Stockholders,

You are cordially invited to the 2023 Annual Meeting of Stockholders of SandRidge Energy, Inc. (“Company”) which will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel—Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 14, 2023 at 10:00 a.m., central time.

The formal Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, be taken by stockholders at the Annual Meeting.

Your vote is important, and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote by Internet or by telephone using the instructions on the Notice of Annual Meeting or by signing and returning the proxy card in the postage-paid envelope provided for your convenience. You may also attend and vote at the Annual Meeting.

On behalf of the Board and management, we sincerely appreciate your continued support.

For the Board of Directors,

Grayson Pranin,

President, Chief Executive Officer and Chief Operating Officer

SandRidge Energy, Inc.

The Proxy Statement is dated and is first being mailed on or about April 28, 2023. Your vote is important. Please vote your shares promptly. You can find voting instructions in the Proxy Statement.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

HKL & Co., LLC

3 Columbus Circle, 15th Floor

New York, New York 10019

Call Toll-Free (844) 218-8384

Email: SandRidge@hklco.com

Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of SandRidge Energy, Inc., a Delaware corporation (the “Company” or “SandRidge”), will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel—Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 14, 2023, at 10:00 a.m., central time, with respect to the proposals described below:

1.	To elect five directors to serve on our Board of Directors (the “Board”) until the Company’s annual meeting in 2024, and until their successors are elected and duly qualified;

2.	To ratify the selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, through a non-binding vote, the compensation paid to the Company’s named executive officers (identified herein) during 2022;

4.	Recommend, in a non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years; and

5.	To conduct such other business as may properly be presented at the Annual Meeting, or at any and all adjournments or postponements thereof.

The Annual Meeting may be adjourned from time to time. At any adjourned meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders, unless required by applicable law or the Amended and Restated Bylaws of the Company (the “Bylaws”).

Stockholders of record of shares of our common stock at the close of business on April 24, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. A list of our stockholders as of the close of business on the Record Date will be available at the Annual Meeting and at, by appointment, the Company’s corporate office, 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, for the ten days prior to the Annual Meeting.

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IMPORTANT NOTICE REGARDING THE IMPACT OF CORONAVIRUS (COVID-19)

ON THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 14, 2023

We intend to hold the meeting in person. We continue to actively monitor the coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state and local governments. The health and welfare/well-being of our various stockholders are paramount. Accordingly, we are preparing for the possibility of changing the means of holding the Annual Meeting (including solely by means of remote communication), if we determine that it is not possible or advisable to hold an in-person meeting. If we make this change, we will promptly issue a press release with details on how to participate at the Annual Meeting. We will post the press release on our website at https://investors.sandridgeenergy.com/investor-relations/press-releases/default.aspx and file it with the Securities and Exchange Commission as additional proxy material. As always, we encourage you to vote your shares prior to the Annual Meeting.

Grayson Pranin, President, Chief Executive Officer and Chief Operating Officer

Oklahoma City, Oklahoma

April 27, 2023

Please sign, date and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by telephone or the Internet, so that you may be represented at the Annual Meeting. Instructions are on your proxy card or on the voting instruction form provided by your broker.

Brokers have the authority under NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. The matters herein are not considered routine and brokers cannot vote shares without instruction on those matters. Shares that brokers are not authorized to vote on non-routine matters are counted as “broker non-votes”.

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The Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the Proxy Statement, including any documents incorporated by reference, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact HKL & Co., LLC, the Company’s proxy solicitor:

HKL & Co., LLC

3 Columbus Circle, 15th Floor

New York, New York 10019

Call Toll-Free (844) 218-8384

Email: SandRidge@hklco.com

Solicitation of Proxies

The enclosed proxy is solicited by the Board of SandRidge Energy, Inc. for use at the 2023 Annual Meeting of Stockholders, or the Annual Meeting, to be held at The Renaissance Oklahoma City Downtown Bricktown Hotel—Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 14, 2023, at 10:00 a.m., central time or at any adjournment or postponement thereof. In this Proxy Statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “SandRidge” or the “Company,” we are describing SandRidge Energy, Inc., a Delaware corporation, and when we refer to the “Board,” we are describing the Company’s Board. We refer to holders of common stock as of April 24, 2023, or the Record Date, as “stockholders.” Proxies are solicited to give all stockholders an opportunity to vote on matters properly presented at the Annual Meeting.

Our Annual Report to Stockholders for the year ended December 31, 2022 (“Annual Report”), including audited financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials used for the solicitation of proxies. This Proxy Statement along with a proxy card and the Annual Report to Stockholders is first being mailed to stockholders beginning on April 28, 2023.

Questions and Answers about the Annual Meeting

Why am I receiving this Proxy Statement?

The Board is soliciting your proxy to vote at our Annual Meeting because you owned shares of our common stock at the close of business on April 24 2023, or the Record Date, and, therefore, are entitled to vote at the Annual Meeting. At the Annual Meeting, the Company asks you to vote on five proposals:

•	Proposal 1: To elect five directors to serve on our Board until the Company’s annual meeting in 2024;
•	Proposal 2: To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•	Proposal 3: To approve, through a non-binding, advisory vote, the compensation paid to the Company’s named executive officers (identified herein) during 2022; and
•

Proposal 4: To recommend, in a non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.

How does the Board recommend I vote on the proposals?

The Board unanimously recommends that you vote as follows:

•	FOR the Board’s five nominees for director set forth herein;
•	FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm;
•	FOR the non-binding advisory proposal regarding the named executive officer’s 2022 compensation; and
•	ONE YEAR in respect of the advisory vote on compensation frequency.

The Company reminds stockholders that only the most recently dated proxy card voting instructions will be counted and any prior dated proxy card or voting instructions form will be disregarded.

When and where is the meeting?

The Annual Meeting will be held at The Renaissance Oklahoma City Downtown Bricktown Hotel—Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104, on June 14, 2023.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the Internet, you are authorizing the persons named as proxies to vote your shares of our common stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company.

Additionally, the Company has retained HKL & Co., LLC, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.

Why is the Board making such recommendation?

We describe each proposal and the Board’s reason for its recommendation with respect to each proposal elsewhere in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. On April 24, 2023, there were 36,901,534 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote, including unvested shares of restricted stock issued to our directors, executive officers and employees.

How do I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, you may hold shares in your name as a “record holder” or in “street name” through a nominee, such as a broker or bank.

If you hold shares in your name as a “record holder,” you can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must either:

•	Sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope;
•	Vote by telephone by placing a toll-free call from the U.S. or Canada to 1-800-690-6903 as described in the enclosed proxy card; or
•	Vote over the Internet at www.proxyvote.com as described in the enclosed proxy card.

Please note that telephone and Internet voting will close at 11:59 p.m., Eastern Time, on June 13, 2023.

If you are a record holder and wish to attend the Annual Meeting and vote in person, you will be given a ballot at the Annual Meeting. Please note that you may vote by proxy prior to June 14, 2023 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee (as is the case when you hold shares in a brokerage account), you should receive separate instructions from the record holder of your shares describing how to vote. Please instruct your broker how to vote your shares using the voting instruction form you receive from your broker. Please return your completed proxy card or voting instruction form to your broker and contact the person responsible for your account so that your vote can be counted. If your broker permits you to provide voting instructions by Internet or by telephone, you may vote that way as well.

If your shares are held in the name of a broker, bank or other nominee and you want to vote in person, you will need to obtain and bring with you to the Annual Meeting a legal proxy from the record holder of your shares as of the close of business on April 24, 2023, indicating that you were a beneficial owner of shares as of the close of business on such date and further indicating the number of shares that you beneficially owned at that time.

What is a quorum?

A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the Record Date. There must be a quorum for the Annual Meeting to be held. If you submit a valid proxy card, vote by telephone or the Internet, or attend the Annual Meeting and vote in person, your shares will be counted as present to determine whether there is a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum.

What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?

If you properly complete, sign, date and return a proxy card or voting instruction form, your shares of common stock will be voted as you specify. If you are a stockholder of record and you sign and return a proxy card, but make no specifications on such proxy card, your shares of common stock will be voted in accordance with the recommendations of our Board, as provided above. If you own your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of common stock for you, your shares of common stock will not be voted with respect to any proposal for which the stockholder of record does not have discretionary authority to vote. If a proposal is determined to be routine, your bank, broker, trustee or other nominee is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-routine, your bank, broker, trustee or other nominee is not permitted to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy voting shares as instructed and/or within its discretion on one proposal, but does not vote on another proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the stockholder for whom it is holding shares. In such cases, the shares voting on the first proposal, which are not voted on the second proposal, constitute a broker non-vote on the second proposal.

What is the effect of abstentions and broker non-votes?

Abstentions and broker “non-votes” will be counted for purposes of establishing a quorum. Abstentions may be specified on all proposals and, with the exception of the election of a director, will have the same effect as a vote against such proposal.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the stockholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote for the proposal without voting instructions. If a proposal is not routine, the broker may vote on the proposal only if the owner has provided voting instructions. If a broker does not receive voting instructions for a non-routine proposal, the broker will return a proxy card without a vote on that proposal, which is usually referred to as a “broker non-vote.” Neither the election of directors, nor the advisory vote on named executive officer compensation, are considered routine under applicable NYSE rules. Accordingly, broker non-votes on these non-routine matters will be counted for purposes of establishing a quorum, but will not be counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals and, therefore, will have no effect on the outcome of the proposals.

If I have already voted by proxy on the proposals, can I still change my mind?

Yes. If you are a stockholder of record, you can revoke your proxy before it is counted by (1) sending written notice of revocation that is dated later than the date of your proxy to Chief Financial Officer, SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104 that we receive no later than June 13, 2023, (2) timely delivering or submitting a valid, later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting, (3) voting again by telephone or through the Internet, or (4) if you are present at the Annual Meeting and either vote in person or notify the Chief Financial Officer in writing at the Annual Meeting of your wish to revoke your proxy. Your attendance alone at the Annual Meeting will not be enough to revoke your proxy.

If you own shares of our common stock in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee within the timing provided to you by your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee which holds your shares in street name.

What vote is required to approve the election of directors?

As described in the Company’s Bylaws, a majority of the votes cast at the Annual Meeting must be cast “FOR” the election of a director nominee in order for such director to be elected to our Board. In the election of directors, you may either vote “FOR” a nominee, “AGAINST” a nominee or “ABSTAIN” from voting. You may not cumulate your votes in the election of directors. If you “ABSTAIN” from voting with respect to one or more director nominees, your vote will have no effect on the election of such nominees.

What vote is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm?

A majority of votes cast on the proposal must be cast “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast. For the reasons described herein, the Board unanimously recommends that you vote FOR this proposal.

What vote is required to approve the Advisory Vote on Compensation?

A majority of votes cast on the proposal must be cast “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the Advisory Vote on Compensation, you may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast. For the reasons described herein, the Board unanimously recommends that you vote FOR this proposal.

What vote is required to approve the Advisory Vote on Compensation Frequency?

A majority of votes cast on the proposal must be cast “FOR” the proposal in order for it to be approved at the Annual Meeting. In voting on the Advisory Vote on Compensation Frequency, you may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN” from voting. Abstentions and broker non-votes shall not be counted as votes cast. For the reasons described herein, the Board unanimously recommends that you vote ONE YEAR this proposal.

How many votes do I have?

Stockholders are entitled to one vote per proposal for each share of our common stock owned as of the close of business on the Record Date. All votes will be tabulated by an inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.

How will my shares of common stock be voted?

The shares of our common stock represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposal, the shares represented by the proxy card will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of the five director nominees recommended by the Board (Proposal 1); FOR the ratification of the selection of Grant Thornton as our independent registered public accounting firm (Proposal 2); FOR the Advisory Vote on 2022 compensation (Proposal 3); and will be cast for ONE YEAR in respect of the advisory vote on compensation frequency (Proposal 4).

May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, the written proposal must be received by us no later than December 30, 2023 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For a stockholder proposal, including a director nomination, to be considered at next year’s annual meeting but not included in the proxy statement relating to such meeting, the written proposal must be received by us no earlier than March 16, 2024, nor later than the close of business on April 15, 2024. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules, stockholders wishing to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024. Please see “General Information—Stockholder Proposals and Nominations” for a more detailed discussion of the requirements for submitting a stockholder proposal for consideration at next year’s annual meeting.

What if I do not mark a voting choice for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted FOR the election of the five director nominees recommended by the Board (Proposal 1); FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm (Proposal 2); FOR the Advisory Vote on 2022 compensation (Proposal 3); and will be cast for ONE YEAR in respect of the advisory vote on compensation frequency (Proposal 4).

Could other matters be decided at the Annual Meeting?

We do not expect any matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by signing, dating and returning a proxy card or submitting your proxy or voting instructions by telephone or via the Internet, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least 60 days before the anniversary date of the 2022 Annual Meeting of Stockholders or by April 15, 2023, which is the date specified by the advance notice provisions set forth in our Bylaws, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

What happens if the Annual Meeting is postponed or adjourned?

If the Annual Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

What do I need for admission to the Annual Meeting?

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned our stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your government-issued photo identification, for admission. If you do not provide government-issued photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. We will not be able to admit anyone who refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a proxy to have your shares voted regardless of whether or not your plan to attend the Annual Meeting.

Whom should I call if I have questions about the Annual Meeting?

We have retained HKL & Co., LLC to aid in the solicitation of proxies. As consideration for these services, HKL & Co., LLC will be paid a fee estimated to be $25,000 plus reimbursement of customary disbursements and expenses. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

HKL & Co., LLC

3 Columbus Circle, 15th Floor

New York, New York 10019

Call Toll-Free (844) 218-8384

Email: SandRidge@hklco.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADVISORY VOTE ON 2022 COMPENSATION, AND ONE YEAR FOR THE ADVISORY VOTE ON COMPENSATION FREQUENCY.

Casting Your Vote

Your vote is important, and we urge you to vote in advance of the Annual Meeting using one of the methods below.

INTERNET www.proxyvote.com	TOLL-FREE CALL FROM THE U.S. OR CANADA 1-800-690-6903	MAIL Sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Board and Governance Matters

PROPOSAL 1: ELECTION OF DIRECTORS

BOARD NOMINEES

The Nominating and Governance Committee and the Board have determined to nominate Messrs. Firestone, Frates, Lipinski, Read and Ms. Dunlap to serve on the Board at the Annual Meeting. The Nominating and Governance Committee and the Board believe the nominees possess the qualities desirable in individual directors and contribute to the skills and experiences desired for the Board as a whole. If elected, each nominee would serve a term expiring at the close of our 2024 annual meeting or until his or her successor is duly elected.

Our Board contemplates that each of the nominees will be able to serve if elected. Each of the Board’s nominees has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this Proxy Statement. However, if at the time of the Annual Meeting, a nominee becomes unable to serve or for good cause will not serve, the discretionary authority provided in the proxies solicited by the Board may be used to vote for a substitute or substitutes who may be recommended by the Nominating and Governance Committee and whom the Board may propose to replace such nominee. The Board has no reason to believe that any substitute nominee or nominees will be required.

VOTE REQUIRED

Each share of common stock is entitled to one vote for each of the five director seats to be filled at the Annual Meeting and will be given the option of voting “FOR”, “AGAINST” or “ABSTAIN” in respect of each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them “FOR” the election of the five Board nominees named herein unless the proxies direct otherwise. If any of the Board nominees should be unable to serve or for good cause will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.

Under our Bylaws, we have implemented a majority-vote policy for uncontested director elections. If a non-incumbent director nominee receives a greater number of votes “AGAINST” that nominee’s election than “FOR” that nominee’s election, the nominee will not be elected a director. If the number of votes “AGAINST” an incumbent director’s election exceeds the number of votes “FOR” such director, the incumbent nominee must promptly comply with the resignation procedures outlined in the Company’s Bylaws and Corporate Governance Principles. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.

DIRECTOR BIOGRAPHICAL INFORMATION

At the Annual Meeting, stockholders are being asked to reelect Messrs. Firestone, Frates, Lipinski, Read and Ms. Dunlap. The Board unanimously recommends that stockholders vote FOR each of the nominees named above.

Jonathan Frates Age: 40 Director since: June 2018

Mr. Frates has served as an independent Director and Chairman of the Board since June 2018, and currently serves as a member of the Compensation Committee and the Nominating and Governance Committee. Mr. Frates has been Investment Director of Vision One Management Partners L.P., an investment firm, since August 2022. Mr. Frates previously served as Managing Director and Head of Family Office of Daughters Capital Corp., a single family office focused on private and public equity investing, from July 2021 through July 2022. Mr. Frates previously served as Managing Director at Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, from November 2015 through July 2021. Prior to joining Icahn Enterprises, Mr. Frates served as a Senior Business Analyst at First Acceptance Corp. and as an Associate at its holding company, Diamond A Ford Corp. Mr. Frates began his career as an Investment Banking Analyst at Wachovia Securities LLC. Mr. Frates has served as a director of Herc Holdings, Inc., an industrial equipment rental supply company, since August 2019. Mr. Frates previously served as Chairman of the Board of VIVUS, Inc., a biopharmaceutical company, from Dec 2020 until July 2021; Chairman of the Board of Viskase Companies, Inc., a meat casing company, from March 2016 until July 2021; a director of American Railcar Industries, Inc., a railcar manufacturing company, from March 2016 until December 2018; a director of CVR Refining, LP, a downstream energy limited partnership from April 2016 until January 2019; a director of Ferrous Resources Limited, an iron ore mining company in Brazil, from December 2016 until July 2019; a director of CVR Partners, LP, a nitrogen fertilizer company, from April 2016 until July 2021; and a director of CVR Energy, Inc., a diversified holding company engaged in the petroleum refining and nitrogen fertilizer manufacturing, from March 2016 until July 2021. Carl C. Icahn has a controlling or non-controlling stake in all of the above listed companies. Mr. Frates received a BBA from Southern Methodist University and an MBA from Columbia Business School.

QUALIFICATIONS Mr. Frates’ strong financial background and experience as an analyst qualifies him to serve on the Board.

Nancy Dunlap Age: 70 Director since: October 2022

Ms. Dunlap has served as an independent Director since October 2022 and currently serves as a member of the Audit Committee. She has served since 1999 as the private counsel and head/Chairman of the private family office of Jon S. Corzine, former New Jersey Governor and United States Senator. Ms. Dunlap has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., since April 2021. Ms. Dunlap was previously a director of CVR Refining, LP, an independent downstream energy limited partnership, from July 2018 to February 2019. Ms. Dunlap received a Juris Doctor from St. John’s University School of Law and a Bachelor of Arts from University of Denver.

QUALIFICATIONS Ms. Dunlap’s significant business and leadership experience in the energy, financial and government sectors make her well qualified to serve on the Board.

Jaffrey “Jay” A. Firestone Age: 66 Director since: May 2021

Mr. Firestone has served as an independent Director since May 2021 and currently serves as a member of the Compensation Committee. Mr. Firestone has served as Chairman and Chief Executive Officer at Prodigy Pictures Inc., a producer of film, television and cross-platform media since 2006. Previously, Mr. Firestone established Fireworks Entertainment in 1996 to produce, distribute and finance television programs and feature films. In 1998, Fireworks Entertainment was acquired by CanWest Global Communications Corporation and Mr. Firestone was named chairman and chief executive officer and oversaw the company’s Los Angeles and London based television operations as well as its Los Angeles feature film division, Fireworks Pictures. In addition, Mr. Firestone oversaw the company’s interest in New York based IDP Distribution, an independent distribution and marketing company formed by Fireworks Entertainment in 2000 as a joint venture with Samuel Goldwyn Films and Stratosphere Entertainment. Mr. Firestone has served on the board of directors for the Academy of Canadian Cinema and Television and the Academy of Television Arts and Sciences International Council in Los Angeles. Mr. Firestone has led two initial public offerings. Mr. Firestone has been a director of Enzon Pharmaceuticals, Inc. since June 2022, a director of CVR Energy, Inc. since January 2020 and previously served as a director of Voltari Corporation, a commercial real estate company, from July 2011 through September 2019. Mr. Firestone obtained a degree in commerce from McMasters University.

QUALIFICATIONS

Mr. Firestone has extensive experience in dealing with financial reporting, which, in addition to his past service on other boards, enables him to advise our board on a range of matters including financial matters.

John “Jack” Lipinski Age: 72 Director since: June 2018

Mr. Lipinski has served as an independent Director since June 2018, and currently serves as Chairman of the Nominating and Governance Committee and is a member of the Audit Committee. Mr. Lipinski served as Chief Executive Officer and President and a Director of CVR Energy, Inc. (“CVR Energy”) from 2007 to 2017, as well as Chief Executive Officer and President and a Director of the general partner of CVR Refining, L.P. from its inception in 2012 until 2017 and Executive Chairman of the general partner of CVR Partners, L.P. from 2011 to 2017. CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in CVR Refining and CVR Partners. Prior to the formation of CVR Energy, Mr. Lipinski served as Chief Executive Officer and President of Coffeyville Resources, LLC from 2005 to 2007. Mr. Lipinski has more than 40 years of experience in the petroleum refining and nitrogen fertilizer industries. He began his career with Texaco, Inc. In 1985, Mr. Lipinski joined The Coastal Corporation, eventually serving as Vice President of Refining with overall responsibility for Coastal’s refining and petrochemical operations. Upon the merger of Coastal with El Paso Corporation in 2001, Mr. Lipinski was promoted to Executive Vice President of Refining and Chemicals, where he was responsible for all refining, petrochemical, nitrogen-based chemical processing and lubricant operations, as well as the corporate engineering and construction group. He left El Paso in 2002 and became an independent management consultant. In 2004, Mr. Lipinski became a Managing Director and Partner of Prudentia Energy, an advisory and management firm. Mr. Lipinski previously served on the board of Limetree Bay Refinery and Terminal, a private company, from 2019 to 2020. Mr. Lipinski also previously served on the board of directors of Chesapeake Energy Corporation, an oil and gas exploration and production company, from 2014 until 2016, and Cheniere Energy, Inc., an energy company primarily engaged in liquefied natural gas-related businesses, from August 2017 until May 2018. CVR Energy, CVR Refining and CVR Partners are each indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had noncontrolling interests in each of Cheniere and Chesapeake. Mr. Lipinski graduated from Stevens Institute of Technology with a B.E. in Chemical Engineering. He received a J.D. from Rutgers University School of Law.

QUALIFICATIONS

Mr. Lipinski’s more than forty years of experience in the petroleum refining and nitrogen fertilizer industries, including extensive experience in the role of public company president and CEO, as well as his service on public and private company boards, make him well qualified to serve on the Board.

Randolph C. Read Age: 70 Director since: June 2018

Mr. Read has served as an independent Director of our Company since June 2018 and currently serves as Chairman of the Audit Committee, Chairman of the Compensation Committee and is a member of the Nominating and Governance Committee. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009. Mr. Read has served since November 2018 as an independent manager/director and Chairman of the Board of Managers of New York REIT Liquidating LLC, a successor to New York REIT, Inc., a publicly traded (NYSE) real estate investment trust, where Mr. Read served as an independent director from December 2014 to November 2018, including as Chairman of its Board of Directors from June 2015 to November 2018. Mr. Read has served as an independent Chairman of the Board of Enzon Pharmaceuticals, Inc. since August 2020. Mr. Read previously served as an independent director of Luby’s Inc. from August 2019 to August 2021 and as an independent director of Business Development Corporation of America (now Franklin BSP Lending Corporation) from December 2014 to May 2018. Mr. Read has previously served as President of a variety of other companies and has previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University.

QUALIFICATIONS

Mr. Read’s significant business experience as a director and an executive officer of entities in a variety of industries, as well as capital markets, governance, and operations experience, in addition to his knowledge, financial expertise and leadership qualities and roles, make him well qualified to serve on the Board.

Director Nomination and Board Composition

At each annual meeting of stockholders, the stockholders will elect a successor to each director, or re-elect each such director, with each successor or re-elected director to serve from the time of election until the next annual meeting following election. Our Bylaws provide that the authorized number of directors may be changed by resolution duly adopted by the Board. Vacancies and newly created directorships may be filled by the affirmative vote of a majority of directors then in office, even if such number is less than a majority of the authorized number of directors.

We continually seek to prioritize opportunities for the appointment of qualified candidates to increase diversity on our Board. Our efforts have resulted in increasing gender diversity on our Board with the addition of Ms. Nancy Dunlap in October 2022, who brings to our team strong business and leadership experience in the energy, financial and government sectors.

Our Board currently consists of five directors. The Board has determined to nominate Messrs. Firestone, Frates, Lipinski, Read, and Ms. Dunlap for election to the Board. The Nominating and Governance Committee may evaluate new director candidates in the near future and, when making a decision, will take into account Board diversity.

The Nominating and Governance Committee has the responsibility under its charter to recommend nominees for election to the Board. The Nominating and Governance Committee equally considers candidates for the Board recommended from any reasonable source, including from any search firm engaged by the committee or from stockholders, provided the procedures set forth below are followed by stockholders who want to make recommendations to the committee.

Stockholder-Nominated Director Candidates

The Nominating and Governance Committee will consider stockholder recommendations that are received by the Company’s Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104 by December 31 of the year preceding the meeting for which the nomination is made.

A stockholder recommendation should set forth (i) the name and address of and number of shares of common stock owned by the recommending stockholder, (ii) information relating to the recommended candidate that would be required to be disclosed in a solicitation of proxies for the election of the candidate pursuant to Schedule 14A under the Exchange Act and the rules and regulations promulgated thereunder, (iii) a description of all agreements related to the nomination among the recommending stockholder, recommended candidate or other persons, and (iv) such other information and disclosures required under Section 2.9 of our Bylaws.

In addition to making recommendations of director nominees to the Nominating and Governance Committee, stockholders may make director nominations or proposals at any annual meeting of the stockholders, provided they comply with the requirements set forth in our Bylaws and, for their nominations and proposals to be included in a proxy statement delivered by us, with Schedule 14A of the Exchange Act. See “General Information—Stockholder Proposals and Nominations” below.

Director Qualifications

We believe a diverse set of skills and experiences is necessary to bring unique and complimentary perspectives to Board deliberations and the oversight of the Company’s affairs. In evaluating the Board’s composition and in identifying, evaluating and recommending director candidates, the Nominating and Governance Committee considers the diversity of skills and experiences present among the current members of the Board and the entirety of a candidate’s credentials, including relevant skills and experience, independence under applicable SEC and NYSE standards, business judgment, service on the boards of directors of other companies, personal and professional integrity, openness and ability to work as part of a team, congeniality with other Board members, willingness to commit the required time to serve as a Board member, and familiarity with the Company and its industry. In recommending director candidates, the Nominating and Governance Committee will also consider diversity as an important factor in evaluating how a candidate’s skills and experiences complement those of the current Board, but the Committee has not adopted a formal policy with respect to Board diversity.

The Board believes that each of its directors understands fully the responsibilities of service as a director and the governance requirements applicable to public companies resulting from the orientation and ongoing education provided by the Company’s general counsel and their service on the boards of directors of other public companies.

The Nominating and Governance Committee, in recommending director candidates, considers diversity based on the extent to which a candidate’s skills and experiences in the areas described above differ from those of the other members of the Board. A candidate is nominated only if the Nominating and Governance Committee believes the combination of the candidate’s skills and experiences will bring a unique and complimentary perspective to Board deliberations and the oversight of the Company’s affairs.

Board Size

The Nominating and Governance Committee periodically evaluates whether the Board’s size provides for sufficient capacity and diversity of skills and experience to effectively oversee the Company. Pursuant to the Company’s Bylaws, the Board has discretion to increase or decrease the maximum number of directors who may serve on the Board.

Director Independence

The Board has affirmatively determined that Messrs. Firestone, Frates, Lipinski, Read and Ms. Dunlap have no material relationships with the Company. The Board has further affirmatively determined that for purposes of the NYSE listing standards, each member of the board standing for election at the Annual Meeting is independent. In making these determinations, the Board considered all relevant facts and circumstances that could affect such person’s exercise of independent judgment in carrying out the responsibilities of a director. Please see “—Related Party Transactions” for a more detailed discussion. The Board additionally has determined that all Audit Committee members meet the independence requirements for Audit Committee members set forth in Rule 10A-3 under the Exchange Act and as set forth in the 303A.02 of the NYSE Listed Company Manual and that all members of the Compensation Committee meet the independence requirements for compensation committee members set forth in the NYSE Listed Company Manual.

The Board’s Role and Responsibilities

The Board is Fully Accountable to Stockholders

✓  Annual election of directors

✓  Stockholders may demand special meetings at any time with consent of 25% of outstanding shares

✓  Stockholder can amend the Bylaws by a majority of the shares entitled to vote

✓  Directors elected by majority voting in uncontested elections in accordance with the Bylaws (with a resignation policy in the Bylaws for incumbent director nominees)

✓  Stockholders can remove directors with or without cause by a majority of the shares entitled to vote

✓  Company opted out of Section 203 of the Delaware General Corporate Law, the anti-takeover statute

The Board is elected by our stockholders to oversee their interests in the long-term financial and operational health of our business. The Board serves as the ultimate decision-making body, except for those matters reserved to or shared with stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting our business.

Leadership Structure

Our Board is led by Jonathan Frates, an independent director and Chairperson of the Board (the “Board Chair”). The Board has carefully considered our leadership structure and believes that, at this time, the interests of the Company and its stockholders are best served by having the positions of Board Chair and Chief Executive Officer filled by different individuals. This allows the Chief Executive Officer to focus on the Company’s day-to-day operations, while allowing the Board Chair to lead the Board in providing guidance and oversight to management. We believe that Mr. Frates’ extensive leadership experience and financial background across a wide range of industries in both the public and private sector qualifies him for his role as Board Chair. Our Board regularly reviews its leadership structure to assess whether to separate or combine the roles of Board Chair and Chief Executive Officer based on the facts and circumstances relevant to the Company at the time, and the Board retains flexibility to determine the appropriate leadership structure for the Company based on such facts and circumstances. The Board welcomes and takes under consideration any input received from our stockholders regarding the Board’s leadership structure and informs stockholders of any change in the Board’s leadership structure by updates to our corporate website and in disclosures in our annual proxy statements.

Under the Company’s governance policies, our Board Chair has the authority to call meetings of the independent directors, including meetings of the Compensation and Nominating & Governance Committees. The Board Chair presides over and establishes the agenda at such meetings. Along with other members and committees of the Board, the Board Chair is also tasked to review the annual performance of the Board’s committees as well as areas of key risk to the Company.

The Board believes that the management speaks for the Company. As such, individual directors, including the Board Chair, are not authorized meet or otherwise communicate with stockholders, research analysts, vendors, the press or other external constituencies on behalf of the Company unless the communication is (a) requested by the Board Chair, the Chief Executive Officer or the full Board or (b) required to discharge his or her duties as set forth in the applicable committee charter.

The Board is committed to independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. All members of our Board are independent under standards set forth by NYSE listing standards, and only independent directors serve on the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee, each of which is supported by an appropriate charter and may hold executive sessions without management present. Additionally, each member of the Board has access to the Company’s books, records and reports, and members of management are available at all times to answer their questions.

The Nominating & Governance Committee, which consists entirely of independent directors, also periodically examines our Board’s leadership structure, as well as other governance practices, and conducts an annual assessment of the Board’s and each committee’s effectiveness. The Nominating & Governance Committee has determined that the present leadership structure is effective and appropriate.

As a result of its committee system and composition of entirely independent directors, the Board believes it maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates and corporate governance programs, and Board evaluation. We believe that the leadership structure of the Board, including the independent committees of the Board, is appropriate and enhances the Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders. Further, we believe that Mr. Pranin’s role as Chief Executive Officer, combined with Mr. Frates’ role as an independent Board Chair, results in effective and robust governance, creating strong accountability while enhancing our ability to communicate our message and strategy clearly and consistently to stockholders.

Board’s and Audit Committee’s Role in Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. The Board’s oversight of the material risks faced by the Company occurs directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight.

In particular, the Board and the Audit Committee are generally responsible for overseeing management of the various operational, financial, accounting, legal and human resources-related risks faced by the Company. The Board and/or the Audit Committee fulfills this responsibility by requesting and reviewing reports and presentations from management regarding its business strategies, financial and operating forecasts, and specific risks, including, among other things: risks with respect to oil and natural gas exploration and production; the volatility of oil, natural gas and natural gas liquid (“NGL”) prices; reserve engineering; the maintenance of oil and natural gas leases; the concentration of the Company’s operations and assets; environmental, health, safety and regulatory matters; information technology; insurance coverage; physical security of assets; the creditworthiness of counterparties; the Company’s liquidity status with respect to applicable financial covenants; public disclosures; litigation and governance matters; and compensation-related risks. The Board and/or the Audit Committee also periodically reviews the Company’s derivative trading strategy, which is intended to mitigate risks associated with changes in commodities prices. In addition, the Audit Committee oversees the implementation and effectiveness of the Company’s compliance program, and reviews specific financial and legal matters as requested by the full Board from time to time. The senior executives periodically report to the Audit Committee and the Board on other operational, financial, legal, and human resources-related risks as they may arise from time to time.

Further, the Compensation Committee assesses and monitors whether any of our compensation policies and programs create risks or encourage conduct that would be reasonably likely to have a material adverse effect on us. The Nominating & Governance Committee is additionally responsible for identifying risks associated with, and, as needed, implementing risk management plans and policies for, leadership succession, with approval from the Board. The Board and its committees further oversee additional risks including, as appropriate and without limitation, business, industry, economic, safety, cybersecurity, and environmental, social and governance (“ESG”) risks.

The Board, or the appropriate committee, assesses existing and significant emerging risks on an ongoing basis as they arise. While the Board applies similar oversight standards to all material risks facing the company, focusing more frequently on the areas that represent more immediate risks, individual risks generally differ in duration and severity, and timeframes required for effective mitigation may vary greatly or change over time as risk environments evolve. Thus, the Board may adjust its oversight strategy on a case-by-case basis, as appropriate.

We believe that our approach to risk oversight, as described above, optimizes our ability to assess relationships among the various risks, make informed cost-benefit decisions, and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current Board leadership structure, as it allows our non-management directors, through its three fully independent Board committees, as well as Mr. Frates as independent Board Chair, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.

Committees of the Board of Directors

The Board has an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. Members of each committee are elected by the Board and serve until their successors are elected and qualified. The charters of the Audit Committee, Nominating and Governance Committee and Compensation Committee can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.

Audit Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Audit Committee oversees and reports to the Board on various auditing and accounting-related matters, including:

•   the maintenance of the integrity of our financial statements, reporting process and systems, internal accounting and financial controls

•   the evaluation, compensation and retention of our independent registered public accounting firm

•   the performance of internal audit; legal and regulatory compliance, including our disclosure controls and procedures

•   oversight over our risk management policies and procedures

Each member of the Audit Committee has been determined by our Board to be an “audit committee financial expert” as defined under the rules of the SEC and to satisfy the independence requirements of Audit Committee members required by the NYSE Listed Company Manual.

Chairman: Randolph C. Read Members: John J. Lipinski Nancy Dunlap MEETINGS IN 2022: 14

Nominating and Governance Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Nominating and Governance Committee advises the Board and makes recommendations regarding appropriate corporate governance practices. Pursuant to its charter, the Nominating and Governance Committee:

•   advises the Board and making recommendations regarding appropriate corporate governance practices and assisting the Board in implementing those practices

•   guides the evaluation of the Board and its committees

•   assists the Board with the identification and nomination of individuals qualified to become members of the Board

•   develops and maintains a succession plan for our President and CEO

•   assists the Board in ensuring proper attention and effective response to stockholder concerns regarding corporate governance

•   assess the potential impact of service on another public company board by a director relating to the director’s time and availability, potential conflict of interest issues and his or her status as an independent director

•   assesses conflicts of Board members

Chairman: John J. Lipinski Members: Randolph C. Read Jonathan Frates MEETINGS IN 2022: 4

Compensation Committee	CURRENT MEMBERS (ALL INDEPENDENT)

The Compensation Committee oversees compensation for our executive officers and our incentive compensation and benefit plans. Pursuant to its charter, the Compensation Committee:

•   reviews, modifies (if necessary), approves, with the consent of the Chairman of the Board, and recommends for Board approval, the compensation program and corporate goals relevant to compensation of the CEO

•   reviews, modifies (if necessary) and approves, with the consent of the Chairman of the Board, the compensation program and corporate goals relevant to compensation of other members of senior management

•   evaluates the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives

•   approves and recommends to the independent members of the Board for their approval the compensation paid to the CEO and approves the compensation paid to the other executive officers and other members of senior management

Each member of the Compensation Committee has been determined by our Board to satisfy the independence requirements of Compensation Committee members required by the NYSE Listed Company Manual.

Chairman: Randolph C. Read Members: Jaffrey Firestone Jonathan Frates MEETINGS IN 2022: 4

Director Attendance at Meetings of the Board of Directors and Stockholder Meetings

The Board held 15 regular and special meetings in 2022 and each of the incumbent directors attended at least 75% of the meetings of the Board and the respective committees on which he or she served during his or her time of service. During 2022, our independent directors met in an executive session, as necessary, at regularly scheduled Board meetings. Our Chairman of the Board presided at each such meeting.

The Board encourages interaction with stockholders and recognizes that annual meetings of the stockholders provide a venue where stockholders can access and interact with our directors. Accordingly, while we do not have a policy requiring our directors to attend annual meetings of the stockholders, each member of the Board is encouraged to attend the meetings. Messrs. Lipinski, Firestone, Frates, and Read, who constituted all of the members of the board at that time, attended the 2022 annual meeting of stockholders.

Annual Evaluation Process

Each year, directors complete written assessments of Board and Committee performance and the Chairman of the Nominating and Governance Committee summarizes the directors’ assessments for discussion regarding director performance, Board dynamics, and the effectiveness of the Board and its committees. The Chairman of the Nominating and Governance Committee and the Chairman of the Board are also responsible for overseeing each committee’s annual evaluation of its charter and recommending revisions as necessary.

Board Processes and Policies

Corporate Governance Guidelines, Code of Business Conduct and Ethics and Financial Code of Ethics

Our Board has adopted corporate governance guidelines that define those governance practices of the Board that are not included in our Bylaws. Our Board has also adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and applies to all of our officers, directors and employees, and a Financial Code of Ethics that applies to our CEO, Chief Financial Officer, Vice President – Accounting and other senior financial officers. Our corporate governance guidelines and codes can be found in the corporate governance section of our website at http://www.sandridgeenergy.com.

Communications with Directors

Any stockholder or other interested party who desires to communicate with the Board, individual directors or committees of the Board may do so at any time by submitting his or her comments, questions or concerns, in writing by mail addressed to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104. A stockholder or other interested party should clearly indicate on the envelope the director or directors who are the intended recipients of the communication. All such communications received by the Chief Financial Officer will be forwarded to the director designated on the envelope. The Chief Financial Officer will not filter out any such communications except for communications related to solicitation for products or services and items of a personal nature that are not relevant to a person’s status as a stockholder. All communications designated for the Board will be forwarded to the Chairman of the Board. All communications designated for a particular committee of the Board will be forwarded to the chairman of that committee.

To report any issues relating to our accounting, accounting controls, financial reporting or other practices, employees, stockholders and other interested parties may call the confidential hotline at 1-866-206-2720. All calls will remain anonymous.

These policies and procedures are not intended to alter or amend the requirements a stockholder must satisfy in order to (1) present a stockholder proposal at a meeting of stockholders, (2) nominate a candidate for the Board, (3) recommend a candidate for the Board for consideration by the Nominating and Governance Committee or (4) have the stockholder’s proposal or nomination included in our proxy statement in accordance with Rule 14a-8 or Rule 14a-19 of the Exchange Act, all of which are described elsewhere in this Proxy Statement.

Related Party Transactions

We maintain a written policy that requires any related party transaction (as defined below) to be reviewed and approved by the disinterested members of our Audit Committee. A related party transaction is a transaction, proposed transaction, or series of similar transactions, in which (a) we are a participant, (b) the amount involved exceeds $120,000 and (c) a related person (as defined below) has or will have a direct or indirect material interest. A related person is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director, executive officer, or nominee to become a director, (ii) a person known to be the 5% beneficial owner of any class of our voting securities, (iii) an immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or more than 5% beneficial owner, and (iv) any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or more than 5% beneficial owner. The written policy includes factors to be considered by the disinterested members of our Board when determining whether to approve a proposed related party transaction. Factors to be considered include the terms of the transaction with the related party, availability of comparable products or services from unrelated third parties, terms available from unrelated third parties and benefits provided to us by the transaction.

Compensation Committee Interlocks and Insider Participation

During 2022, the Compensation Committee consisted of Messrs. Read, Firestone and Frates since October 5, 2022, none of whom was an employee of the Company during 2022 or has ever been an officer of the Company. None of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

Director Compensation

Following our annual meeting in 2022, the Board revisited its compensation policies applicable to our non-employee directors and determined to adopt for the 2022-2023 director compensation program the same aggregate compensation, fee retainers and equity incentive elements as compared to the 2021-2022 director compensation program.

The following table sets forth the total compensation earned by our non-employee directors for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash	Stock Awards(a)	Total

Jonathan Frates	$43,751	$75,004	$118,755

Jaffrey “Jay” Firestone	$16,889	$75,004	$91,893

John “Jack” Lipinski	$22,500	$75,004	$97,504

Randolph C. Read	$31,563	$75,004	$106,567

Nancy Dunlap(b)	$8,560	$48,907	$57,467
(a)

Reflects aggregate grant date fair value of the shares of restricted stock granted to non-employee directors on August 11, 2022 and October 5, 2022, which vest on the earlier of the first anniversary of the grant date or the day immediately preceding the Company’s next annual meeting of stockholders. The grant date fair value is calculated in accordance with Financial Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be recognized by our directors. The assumptions used by the Company in calculating the amounts related to restricted stock are incorporated by reference to Note 16 of the consolidated financial statements included in the 2022 Form 10-K. As of December 31, 2022, Messrs. Frates, Firestone, Lipinski, and Read each held 3,979 unvested shares of restricted stock, and Ms. Dunlap held 2,521 unvested shares of restricted stock.

(b)

Ms. Dunlap was appointed to serve as a member of the Board on October 5, 2022, and will continue to serve until the Company’s 2023 Annual Meeting and, if elected, will serve until the Company’s 2024 annual meeting of stockholders.

Non-Executive Director Compensation Policies

The compensation payable to non-executive directors in 2022 included (a) an aggregate annual cash retainer of $12,500, paid in quarterly installments, (b) an additional annual cash retainer, paid in quarterly installments, equal to $25,000 for service as non-executive chairman, $10,000 for service as audit committee chair, $7,500 for service as compensation committee chair, $5,000 for service as nominating and governance committee chair, $5,000 for service as a member of the audit committee, $3,750 for service as a member of the compensation committee, and $2,500 for service as a member of the nominating and governance committee, and (c) a grant of restricted stock with an aggregate approximate grant date fair value of $75,000, rounded up to the nearest whole share. Shares of restricted stock granted to non-employee directors in connection with the 2022-2023 director compensation program vest on the earlier of the first anniversary of the grant date or the day immediately preceding the Company’s next annual meeting of stockholders.

Indemnification

We have entered into an indemnification agreement with each of our directors and executive officers (each an “indemnitee”), which is intended to permit indemnification to the fullest extent now or hereafter permitted by the Delaware General Corporate Law. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.

Each indemnification agreement covers expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred by an indemnitee when, in his or her capacity as a director or officer, the indemnitee is made or threatened to be made a party to any suit or proceeding. Each indemnification agreement generally covers claims relating to the fact that the indemnitee is or was an officer, director, employee or agent of ours or any of our affiliates, or is or was serving at our request in such a position for another entity. Each indemnification agreement also obligates us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights of an indemnitee; however, double recovery by an indemnitee is prohibited. We are not obligated to indemnify the indemnitee with respect to claims brought by the indemnitee against:

•	the Company, except for:
•	claims regarding the indemnitee’s rights under the indemnification agreement;
•	claims to enforce a right to indemnification under any statute or law; and
•	counter-claims against us in a proceeding brought by us against the indemnitee; or
•	any other person, except for claims approved by our Board.

We have also agreed to obtain and maintain director and officer liability insurance for the benefit of each of our directors and executive officers. These policies include coverage for losses for wrongful acts and omissions and to ensure our performance under the indemnification agreements. Each of our directors and executive officers is named as an insured under the policies and provided with the same rights and benefits as the most favorably insured of our directors and officers.

Audit Matters

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has directed the Company to submit the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, for ratification by the stockholders at the Annual Meeting. Neither the Company’s Bylaws or other governing documents nor applicable law require stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Grant Thornton to the stockholders for ratifications as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023, on April 24, 2023, the Audit Committee appointed Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and, on the same date, the Audit Committee dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm to be effective on the later of May 6, 2023 and the date of the filing of the Company’s periodic report on Form 10-Q for the period ended March 31, 2023 (the “Effective Date”). During the fiscal year December 31, 2022, and through April 24, 2023, neither the Company nor anyone acting on its behalf consulted with Grant Thornton on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The reports of Moss Adams on the financial statements for the fiscal year ended December 31, 2022 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended December 31, 2022 and through April 24, 2023, there were (i) no disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams would have caused Moss Adams to make reference to the subject matter of the disagreement in Moss Adams’ reports on the Company’s consolidated financial statements for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided Moss Adams with a copy of the foregoing disclosures and requested that Moss Adams furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Moss Adams’ letter, dated April 27, 2023, was filed as Exhibit 16.1 to the above-referenced Form 8-K.

A representative of Grant Thornton is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate stockholder questions.

The Board unanimously recommends that you vote FOR the ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Independent Registered Public Accounting Firm’s Fees

As previously disclosed in the Current Report on Form 8-K filed with the SEC on June 21, 2022, on June 20, 2022, the Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, and, on the same date appointed Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The reports of Deloitte on the financial statements for the fiscal year ended December 31, 2021 and December 31, 2020 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2021 and December 31, 2020 and through June 20, 2022, (i) there were (a) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in Deloitte’s reports on the

Company’s consolidated financial statements for such years, and (b) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, and (ii) neither the Company nor anyone acting on its behalf has consulted with Moss Adams on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

As a result, the fees described below relate to fees paid by SandRidge to (i) Deloitte for its audit services rendered for fiscal year 2021 and for the period from January 1, 2022 to June 20, 2022 and (ii) to Moss Adams for its audit services rendered from June 20, 2022 through the remainder of fiscal year 2022.

	2022	2021

	(In thousands)

Audit Fees	$680	$550

Audit-Related Fees	$85	—

Tax Fees	$49	$375

Total	$814	$925

Audit Fees. Audit fees consist primarily of fees billed for professional services rendered for the audit of our annual financial statements, and review of the financial statements included in each of our quarterly reports on Form 10-Q.

Audit-Related Fees. Audit-related fees represent the aggregate fees for services rendered related to the issuance our S-3 and S-3/A registration statement issuances in August of 2022.

Tax Fees. Tax fees include all services performed by the firm’s tax division other than those related to the audit of financial statements.

The Audit Committee is responsible for approving in advance any services to be performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority for these services to one or more members, whose decisions shall be presented to the full Audit Committee at its scheduled meetings. Each of these services must receive specific pre-approval by the Audit Committee or its delegate unless the Audit Committee has provided general pre-approval for such category of services in accordance with policies and procedures that comply with applicable laws and regulations. All of the services described above under audit fees, audit-related fees and all other fees for 2022 and 2021 were pre-approved by the Audit Committee.

Report of the Audit Committee

The following is the report of the Audit Committee for the year ended December 31, 2022.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

As of December 31, 2022, the Audit Committee was composed of three directors, each of whom has been determined to be independent in accordance with the requirements of the rules and regulations of the SEC promulgated under the Exchange Act and the NYSE. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal control. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

In performing its duties, the Audit Committee has:

•

reviewed and discussed with the Company’s management and Moss Adams, the Company’s independent registered public accounting firm as of December 31, 2022, the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”);

•

reviewed with the Company’s management internal control over financial reporting in accordance with the standards of the PCAOB, which review included a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

•	reviewed with Moss Adams its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and other matters;
•	discussed with Moss Adams the overall scope and plans for its audit;
•	met with Moss Adams to discuss the results of its audit and the overall quality of the Company’s financial reporting; and
•	met with the Company’s independent reservoir engineering consultants to discuss the Company’s process for determining oil and gas reserves.

During the Audit Committee’s review of the audited financial statements, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles (“GAAP”) and reviewed significant accounting and disclosure issues with the Audit Committee. With respect to its review of the Company’s internal control over financial reporting, the Audit Committee noted that management advised that the Company was in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee discussed with Moss Adams the matters required to be discussed pursuant to the applicable PCAOB Auditing Standards. The Audit Committee has received and reviewed the written disclosures and the letter from Moss Adams required by the PCAOB regarding Moss Adams’ communications with the Audit Committee concerning independence, and has discussed with Moss Adams its independence. The Audit Committee determined that the non-audit services provided to the Company by Moss Adams are compatible with maintaining Moss Adams’ independence.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2022 Form 10-K filed with the SEC.

This report is submitted on behalf of the Audit Committee.

Randolph C. Read, Chairman

John J. Lipinski

Nancy Dunlap

Executive Officers

Set forth below is information regarding each of our executive officers as of April 24, 2023:

Name	Age	Position

Grayson Pranin	43	President, Chief Executive Officer and Chief Operating Officer

Salah Gamoudi	37	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Grayson Pranin. Mr. Pranin was appointed as President, Chief Executive Officer and Chief Operating Officer effective July 16, 2021. Mr. Pranin has held the role of Senior Vice President and Chief Operating Officer since March 3, 2021. Mr. Pranin most recently served as the Company’s Vice President of Engineering and Reservoir beginning June 1, 2020, and has served in various engineering, operational and leadership roles with SandRidge Energy since December 2011. Prior to joining the Company, Mr. Pranin served in various engineering and operating roles for Pioneer Natural Resources from June 2010 to November 2011. Mr. Pranin has served his country as a non-commissioned and commissioned officer in the U.S. Army Engineering Corps. Mr. Pranin received his Bachelor of Science from the University of Nevada at Reno.

Salah Gamoudi. Mr. Gamoudi was appointed as Executive Vice President effective March 14, 2022 and Chief Financial Officer and Chief Accounting Officer effective July 1, 2020. Mr. Gamoudi most recently served as the Company’s Vice President of Accounting and Finance beginning April 27, 2020. Prior to joining the Company, Mr. Gamoudi served as a Vice President and Chief Accounting Officer at Jones Energy, Inc. from October 2018 to April 2020. Jones Energy, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 14, 2019. Immediately before serving as Vice President and Chief Accounting Officer at Jones Energy, Inc., Mr. Gamoudi served as Chief Accounting Officer and Controller of Remora Petroleum, L.P. from 2017 to 2018. From 2015 to 2017, he served as Corporate Controller of Glacier Oil & Gas and its predecessor entity. From 2013 to 2015, he served as SOX and Internal Audit Manager of LRR Energy, L.P. and Lime Rock Resources. Prior to that, he served as an auditor for Deloitte and for Ernst & Young LLP. Mr. Gamoudi has a Bachelor of Arts in Accounting from Portland State University and is a Certified Public Accountant.

Executive Compensation

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON 2022 COMPENSATION

Schedule 14A of the Securities Exchange Act requires a public company, such as SandRidge, to permit its stockholders to cast a non-binding, advisory vote on the previous year’s executive compensation paid to named executive officers, as disclosed pursuant to the SEC’s executive compensation disclosure rules. Accordingly, the Company is providing stockholders the opportunity to cast a non-binding advisory vote at the Annual Meeting on the compensation of the Company’s named executive officers through the following resolution.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the summary of Executive Compensation, compensation tables, and narrative discussion is hereby APPROVED.”

The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 4: RECOMMEND, IN A NON-BINDING VOTE, WHETHER A NON-BINDING STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR EVERY ONE, TWO OR THREE YEARS

Section 14A of the Exchange Act requires a public company’s stockholders to cast a non-binding advisory vote once every six years to determine whether advisory votes on executive compensation should be held every one, two or three years. Accordingly, the Company is providing stockholders the opportunity to cast a non-binding advisory vote at the Annual Meeting.

We last held our advisory vote on the frequency of advisory votes on executive compensation in 2017. The Board believes that conducting future advisory votes on executive compensation every year is consistent with our executive compensation programs and will facilitate meaningful stockholder feedback on executive compensation matters.

In voting on this resolution, each stockholder should mark its proxy for “ONE YEAR,” “TWO YEARS,” or “THREE YEARS” based on the stockholder’s preference on how often an advisory vote on executive compensation should be held or “ABSTAIN” if the stockholder has no preference.

Because this vote is advisory, it will not be binding on, overrule any decision made or create or imply any additional fiduciary duty by the Board of Directors. The Company recognizes that stockholders have a fundamental interest in the mechanisms available to them for providing direct feedback to the Company on its executive compensation practices. Thus, the Compensation Committee may take into account the outcome of the vote when considering the frequency of stockholder advisory votes on executive compensation arrangements.

The Board unanimously recommends that you vote ONE YEAR for this proposal.

Executive Compensation

In this section we describe the executive compensation philosophy, objectives, and program components in place during 2022 for the Company’s 2022 named executive officers.

Detailed information regarding the 2022 compensation earned by the named executive officers is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement beginning on page 25.

2022 NAMED EXECUTIVE OFFICERS

Our named executive officers for 2022 included the following individuals:

Name	Position

Grayson Pranin	President, Chief Executive Officer and Chief Operating Officer

Salah Gamoudi	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

The Board unanimously recommends that you vote FOR this proposal.

We present our summary of Executive Compensation in the following sections:		Where to find it:

1.	Executive Summary. In this section, we lead with a message from the Compensation Committee, which is followed by a summary of our 2022 performance.	Pg. 21

2.	Our Executive Compensation and Governance Principles. In this section, we describe the Company’s 2022 executive compensation strategy and objectives.	Pg. 22

3.	Key 2022 Compensation Program Elements. In this section, we summarize the material elements of the 2022 compensation program for named executive officers.	Pg. 22

4.	Other Executive Compensation Matters. In this section, we provide an overview of policies related to minimum stock ownership, compensation clawbacks, and the prohibition on pledging and derivative transactions, and we discuss the relationship between our executive compensation program and risk and the tax treatment of executive compensation.	Pg. 24

Executive Summary

Compensation Committee Message and Report

The following is the report of the Compensation Committee for the year ended December 31, 2022. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Building upon last year’s overhaul to our Company’s annual bonus and long-term incentive plans, 2022 represented a refinement and continuation of the Compensation Committee’s ongoing commitment to aligning our compensation practices and incentives with maximizing shareholder value, reflecting an increased focus on cost discipline, while retaining key managerial, technical and operational personnel. To support these goals, among other changes, our bonus plan’s performance-based metrics were adjusted to place increased weight on measures over which management had greater control, including metrics anchored by production and cost. Demonstrating the effectiveness of our Compensation Committee’s approach, when compared to the prior year, our 2022 financial results reveal that we had lower corporate overhead expenses even though we had significantly increased capital project expenditures and operational activity.

The Company continues to evaluate its processes and programs with an eye towards enhancing shareholder value. In 2023, we plan to implement further refinements to our incentive programs to ensure they are based on well-defined, performance-based metrics and scorecards that align compensation with performance and shareholder value. Further, we plan to continue to perform regular investor outreach. In this regard, we welcome your feedback.

By the members of the Compensation Committee of the Board

Jonathan Frates	Randolph C. Read	Jaffrey Firestone

STOCKHOLDER ENGAGEMENT AND ADVISORY VOTE ON COMPENSATION

At the 2022 Annual Meeting, over 98% of the votes cast were voted FOR our Advisory Vote to Ratify Named Executive Officers’ Compensation (“Say on Pay”). This represents continued support of the Company’s executive compensation policies, and our focus on pay for performance and incentive-based compensation.

Investor Outreach

We occasionally reach out to our shareholders to understand their views on the Company’s performance, corporate governance and compensation practices. We have learned over the last five years that many holders were appreciative of our efforts to see a greater weight given to performance-based factors. Many stockholders appreciated the greater disclosure of the rationale behind the compensation program in the proxy statement and by direct stockholder engagement.

What We Did

We have maintained our redesigned long-term incentive program, which places greater emphasis on performance-based compensation, by providing that one-third of all long-term incentive awards are subject to performance-based vesting. We also continued to utilize objective, quantitative metrics to measure our performance goals.

Investor Outreach Going Forward

Both the Compensation Committee and the full Board value the input and feedback received from our stockholders, and we view stockholder outreach efforts as important. The Board welcomes stockholder input on the Company’s business strategies, governance and executive compensation. We believe this helps ensure that the issues that matter most to our stockholders are understood and considered by management and the Board.

Our Executive Compensation and Governance Principles

The Company’s compensation programs are designed to attract, motivate and retain high performing individuals by paying competitive compensation aligned with stockholder interests. Total compensation packages include base salaries, incentives and benefits, providing a significant portion of a named executive officer’s total compensation in the form of variable, performance-based compensation based on strategic, financial and operational goals. The Board bases individual compensation decisions on individual and Company performance, time in role, scope of responsibility, and leadership skills and experience.

In relation to 2022 executive compensation, independent members of the Company’s Board and the Compensation Committee sought input from the Company’s CEO and other members of management. During 2022, the Compensation Committee was composed of up to three non-employee independent directors. The Compensation Committee’s duties in administering the executive compensation programs include the following:

•

Reviewing, modifying (if necessary), approving, with the consent of the Chairman of the Board, and recommending for Board approval, the compensation program and corporate goals relevant to compensation of the CEO.

•

Reviewing, modifying (if necessary) and approving, with the consent of the Chairman of the Board, the compensation program and corporate goals relevant to compensation of other members of senior management.

•

Evaluating the performance of the Company’s CEO and, in consultation with the CEO, the Company’s other executive officers and other members of the Company’s senior management in light of those goals and objectives.

•

Approving and recommending to the independent members of the Board for their approval the compensation paid to the CEO and approving the compensation paid to the other executive officers and other members of senior management.

As described above, the Company and the Compensation Committee value stockholders’ input and consider such input in establishing the type and level of compensation for our executives and for setting performance metrics and targets.

COMPENSATION SETTING APPROACH

Our CEO (other than for himself) and other members of management, and the Company’s human resources function work with the Compensation Committee in establishing compensation levels and performance targets. Our CEO is responsible for reviewing the compensation and performance of executive officers other than himself and making recommendations to the Compensation Committee for adjustments to the annual total compensation of his direct reports. Final compensation determinations are made by the Compensation Committee and/or the Board. The Company’s management and human resources function provide support in the preparation of materials and execution of the Compensation Committee’s responsibilities.

The Compensation Committee generally uses a peer group to compare the competitiveness of the Company’s executive compensation and to evaluate the Company’s performance. For 2022, the Compensation Committee reviewed information about its peers, but did not rely on a peer group in making executive compensation decisions or evaluating company performance. Each element of our named executive officers’ compensation is discussed below.

Key 2022 Executive Compensation Program Elements

We utilize several key elements of compensation to attract and retain a talented executive team, while also promoting executive and shareholder alignment by ensuring a balanced mix of service-based and performance-based incentives. These components are explained in more detail below.

BASE SALARY

The purpose of base salary is to provide a fixed level of cash compensation for performing day-to-day responsibilities. The letter agreements we maintain with our named executive officers establish minimum base salaries, and increases, if any, are based on the achievement of individual and Company objectives, contributions to our performance and culture, leadership accomplishments, and market data for comparable positions in our industry.

SHORT-TERM INCENTIVES

The Compensation Committee adopted a 2022 annual incentive plan pursuant to which ultimate payments made to named executive officers have been made by reference to a balanced scorecard comprised of five performance metrics tied to business strategy and an individual performance rating (expressed as a percentage), which may be further subject to the discretion of the Compensation Committee. The payments made to each executive is a function of the Company’s total scorecard performance, expressed as a percentage, multiplied by his individual performance rating, base salary and target award opportunity.

Each of the five performance metrics can be achieved at Threshold (50%), Target (100%) or Maximum (150%) or a value determined using linear interpolation if performance falls between Threshold and Target or Target and Maximum. The five performance metrics for 2022 were weighted as follows:

•	Health, Safety & Environmental Goals (weighted 5%);
•	Drilling and Completion CAPEX (weighted 20%);
•	Base Production within CAPEX (weighted 25%);
•	Lease Operating Expenses (weighted 25%); and
•	Adjusted General and Administrative Expenses (weighted 25%).

Mr. Gamoudi had an annual target opportunity for 2022 of 50% of base salary, with a final payment equaling 1.3 times target (or $204,750). Mr. Pranin had an annual target opportunity for 2022 of 50% of base salary, with a final payment equaling 1.3 times target (or $211,250).

LONG-TERM INCENTIVES

2022 Long-Term Incentive Awards

On March 15, 2022, the Company awarded Mr. Pranin and Mr. Gamoudi restricted stock units and performance share units under the 2016 Omnibus Incentive Plan (as amended and restated as of August 8, 2018), subject to its terms and conditions. Mr. Pranin and Mr. Gamoudi were granted 8,019 and 7,402 restricted stock unit awards, respectively. The restricted stock unit awards generally vest in three equal annual installments subject to special vesting provisions in the event of a termination or change in control.

On March 15, 2022, Mr. Pranin and Mr. Gamoudi also received 4,010 and 3,701 performance share units, respectively, which vest and are settled in shares of the Company’s common stock if performance goals are achieved over the performance period, generally provided that the grantee remains employed until the date of settlement. The applicable performance period for Mr. Pranin and Mr. Gamoudi’s performance share units is January 1, 2022 – December 31, 2022. If the performance goals are not achieved, the performance share units are forfeited. The performance metrics are based on Adjusted General & Administrative Expense, Lease Operating Expenses, and Total Production and Capital Expenditures.

SEVERANCE

Severance Plan

The Company maintains the SandRidge Energy, Inc. Severance Pay Plan (the “Severance Plan”), effective January 1, 2021, for the benefit of certain eligible employees, including Messrs. Pranin and Gamoudi. Upon a termination other than for “cause” (as defined under the plan), eligible employees generally receive a predetermined amount of salary continuation based on years of service determined as of the time of the employee’s termination. Under the terms of the Severance Plan, Mr. Gamoudi would receive approximately six weeks salary continuation upon such a termination other than for “cause.” While Mr. Pranin is a participant in the Severance Plan, his salary continuation period is 26 weeks pursuant to a separate agreement with the Company.

OFFER LETTERS

The Company entered into a letter agreement with Mr. Gamoudi specifying the annual base salary for the executive, which may be increased at the discretion of the Board. Under the terms of his arrangement, Mr. Gamoudi is eligible to participate in the same benefit programs, as may be in effect from time to time, for other senior management employees of the Company generally. The Company has not entered into a formal letter agreement with Mr. Pranin. However, the terms and conditions of his employment are substantially similar to Mr. Gamoudi’s letter agreement described above. Our named executive officers have also entered into award agreements describing their long-term incentives as described above under Long-Term Incentives.

OTHER COMPENSATION MATTERS

Limited Perquisites and Other Personal Benefits

We believe that the total mix of compensation and benefits provided to our named executive officers is competitive and, generally, perquisites should not play a large role in our executive officers’ total compensation. As a result, the perquisites and other personal benefits we provide to our executive officers are generally limited.

We maintain a 401(k) retirement plan for the benefit of all of our executive officers and employees on a non-discriminatory basis. Under the plan, eligible employees may elect to defer a portion of their earnings up to the annual maximum allowed by regulations promulgated by the Internal Revenue Service. The aggregate matching contribution available to our 401(k) retirement plan participants equals 100% of the first 10% of deferred base salary (exclusive of incentive compensation). Matching contributions to the 401(k) retirement plan vest at the rate of 25% per year over the first four years of employment. Upon attainment of age 60, plan participants will be eligible for immediate vesting of unvested Company matching contributions, and future matching contributions will be made without restriction. Matching contributions are made in investment vehicles selected by each employee from a variety of options.

Other Executive Compensation Matters

CLAWBACK POLICY

The Company maintains a clawback policy that is administered by the Board. Under the policy, the Company, at the Board’s direction, will recover incentive compensation that has been erroneously paid in the event of a financial restatement or misconduct.

STOCK OWNERSHIP GUIDELINES

The Company maintains stock ownership guidelines for executive officers and non-employee directors of the Company. The policy generally requires executives and non-employee directors to own stock in the Company equal to the following guidelines:

PERCENTAGE OF SALARY REQUIRED

Our executive officers and non-employee directors had five years from October 4, 2016 to fulfill this requirement or, if later, five years from the date of their appointment, promotion, or election to a role that is subject to the stock ownership guidelines. Until our executive officers comply with these guidelines, our CEO is required to hold 50% of net shares issued (after tax and/or exercise) and other officers and non-employee directors are required to hold 60% of net shares issued.

ANTI-HEDGING AND ANTI-PLEDGING POLICIES

The Company maintains a policy that prohibits executives and non-employee directors from entering into agreements in which Company shares are pledged as security for a loan. It also prohibits executives and other employees and non-employee directors from engaging in hedging transactions involving Company stock.

RISK ASSESSMENT

Our compensation program for executives is not designed to encourage excessive risk taking. In that regard, payouts under the performance incentive program is capped at 150% of target, while the performance unit plan is 100% of target, or else forfeited if performance goals are not achieved. In addition, all long-term incentives include extended vesting periods.

TAX TREATMENT OF EXECUTIVE COMPENSATION DECISIONS

Section 162(m) of the Internal Revenue Code (the “Code”) generally imposes a $1 million limit on the amount of compensation paid to certain executive officers that a public corporation may deduct for federal income tax purposes in any year. Previously, the Code provided an exception to the Section 162(m) deduction limitation for compensation qualifying as “performance-based compensation” within the meaning of the Code and the applicable Treasury Regulations. The “Tax Cuts and Jobs Act,” enacted in late 2017, repealed the performance-based compensation exception to the Section 162(m) deduction limitation for tax years beginning after December 31, 2017, with certain exceptions.

Previously, the Compensation Committee designed and administered our executive compensation program with the intent that certain portions of the compensation paid to our named executive officers would qualify as performance-based compensation under Section 162(m); however, given changes made to Section 162(m) by the “Tax Cuts and Jobs Act,” which took effect in 2018, we may not be able to deduct for federal income tax purposes a portion of the compensation paid to our named executive officers in 2022 and beyond.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Executive Compensation” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that such disclosures be included in this Proxy Statement.

By the members of the Compensation Committee of the Board:

Jonathan Frates

Randolph C. Read

Jaffrey Firestone

Executive Compensation Tables

Summary Compensation Table

Name and Principal Position(a)	Year	Salary	Stock Awards(b)	Options Awards(c)	Non-equity Incentive Plan Compensation(d)	All Other Compensation(e)	Total

Grayson Pranin	2022	$325,000	$162,512	$-	$211,250	$21,644	$720,406
President, Chief Executive Officer and Chief Operating Officer	2021	$296,250	$1,070,510	$1,497,629	$154,047	$19,702	$3,038,138

Salah Gamoudi	2022	$311,538	$150,002	$-	$204,750	$20,644	$686,934
Executive Vice President, Chief Financial Officer and Chief Accounting Officer	2021	$293,847	$125,005	-	$182,942	$19,702	$621,496

(a)	Mr. Gamoudi was appointed as Executive Vice President effective March 14, 2022 in addition to his other, previously held titles within the Company.

(b)

The stock awards shown in this column reflect the aggregate grant date fair value of restricted stock units and performance share units calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Compensation-Stock Compensation. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. The assumptions used by the Company in calculating the amounts related to restricted stock units and performance share units are incorporated by reference to Note 16 of the consolidated financial statements included in the 2022 Form 10-K. See Long-Term Incentives on page 23 for additional details.

(c)

The option award shown in this column reflects the aggregate grant date fair value of nonqualified stock options calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. This amount does not necessarily correspond to the actual value that will be realized by Mr. Pranin. The assumptions used by the Company in calculating the amount related to Mr. Pranin’s option award are incorporated by reference to Note 16 of the consolidated financial statements included in the 2022 Form 10-K. The Company did not grant any stock options in 2022.

(d)

Amounts disclosed in the Non-Equity Incentive Plan Compensation column represent amounts earned in the reported year under the Company’s annual cash incentive program. See Short-Term Incentives on page 22 for additional information about the Company’s short-term incentives.

(e)	All 2022 Other Compensation provided to our named executive officers includes:

Name and Principal Position	Life Insurance Premiums	Company Matching Contributions to 401(k) Plan	Service Award Earnings	Total

Grayson Pranin
President, Chief Executive Officer and Chief Operating Officer	$144	$20,500	$1,000	$21,644

Salah Gamoudi
Executive Vice President, Chief Financial Officer and Chief Accounting Officer	$144	$20,500	-	$20,644

Outstanding Equity Awards at Fiscal Year-End

The following table reflects all outstanding equity awards held by each of our named executive officers as of December 31, 2022:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested ($)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)

Grayson Pranin	2/4/2020	16,667	8,333	2.59	8/4/2023	-	-	-	-

	8/27/2021	50,000	200,000	9.58	8/27/2031	-	-	-	-

	8/11/2020	-	-	-	-	15,060	256,472	-	-

	2/26/2021	-	-	-	-	9,980	169,959	-	-

	8/27/2021	-	-	-	-	66,666	1,135,322	-	-

	3/15/2022	-	-	-	-	8,019	136,564	-	-

	3/15/2022	-	-	-	-	-	-	4,010	68,290

Salah Gamoudi	8/11/2020	-	-	-	-	66,666	1,135,322	-	-

	2/26/2021	-	-	-	-	11,089	188,846	-	-

	3/15/2022	-	-	-	-	7,402	126,056	-	-

	3/15/2022	-	-	-	-	-	-	3,701	63,028

(a)

The option awards granted to Mr. Pranin on February 4, 2020 and August 27, 2021 vest and become exercisable in equal installments on each of the first three or five anniversaries of the applicable grant date, respectively, subject to continued service with the Company through each such vesting date. With respect to the February 4, 2020 grant, the regular term of each option expires on the August 4 following the third anniversary of the grant date. For the August 27, 2021 grant, the regular term of each option expires on the tenth anniversary of the applicable grant date.

(b)

The amounts reported in this column represent Messrs. Pranin and Gamoudi’s outstanding awards of restricted stock units granted on August 11, 2020, February 26, 2021, August 27, 2021 and March 15, 2022 under the 2016 Omnibus Incentive Plan. Each award vests in equal installments on each of the first, second and third anniversaries of the grant date.

(c)	Valuations are based on $17.03 per share, which was the last trading price for a share of the Company’s common stock on the NYSE on December 30, 2022.

(d)

The amounts reported in this column represent performance share units granted to Messrs. Pranin and Gamoudi on March 15, 2022 with a one-year performance period commencing on January 1, 2022 and ending December 31, 2022. These awards fully vested following the Compensation Committee’s review and approval after the end of the performance period based on Messrs. Pranin and Gamoudi’s achievement of their long-term performance goals (described under 2022 Long-Term Incentive Awards above).

Potential Payments Upon Termination or Change in Control

As of December 31, 2022, Messrs. Pranin and Gamoudi were eligible to participate in the Severance Plan, which provides for payments upon a termination without “cause” (as summarized above under the heading, “Severance Plan”).

Other than the Severance Plan and double trigger accelerated vesting of equity awards under the 2016 Omnibus Incentive Plan, the Company currently does not have any compensatory plans or arrangements that provide for any payments or benefits upon the resignation, retirement or any other termination of any of the named executive officers, as the result of a change in control, or from a change in any named executive officer’s responsibilities following a change in control.

Pay Versus Performance

In August 2022, the SEC released the final version of its pay versus performance disclosure rules as mandated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other official guidance issued thereunder, and which became effective starting with the fiscal year ended December 31, 2022. The final rules were codified under Item 402(v) of Regulation S-K (along with other official guidance issued, “PvP disclosure rules”) and require the Company to provide the following tabular and narrative disclosures.

Pay Versus Performance

In accordance with the PvP disclosure rules, the below sets forth the following for the previous two years (i) the total compensation set forth in the Summary Compensation Table (“SCT”) for the individuals serving as CEO (i.e., PEO) and the one non-CEO Named Executive Officer; (ii) the total “compensation actually paid” (as determined in accordance with the PvP disclosure rules) for the CEOs and non-CEO Named Executive Officer; (iii) the Company’s cumulative TSR (“Cumulative TSR”); and (iv) Net Income.

Year(a)(1)	SCT Total for PEO (Pranin)(b)	Compensation Actually Paid to PEO (Pranin)(c)(2)	SCT Total for PEO (Geisler)(d)	Compensation Actually Paid to PEO (Geisler)(e)(2)	SCT Total for Non- PEO Named Executive Officer(f)	Compensation Actually Paid to Non-PEO Named Executive Officer(g)(2)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(h)(3)	Net Income (i) (thousands)
2022	$720,406	$3,825,191	-	-	$686,934	$1,835,875	$549	$242,168
2021	$3,038,138	$3,880,808	$234,945	($1,558,386)	$621,496	$2,155,812	$337	$116,738

(1)

Mr. Grayson Pranin served as PEO during both the covered years and Mr. Carl F. Geisler, Jr. served as PEO during part of 2021. Since Mr. Pranin served as PEO during part of 2021 following Mr. Geisler’s separation from the Company, Mr. Salah Gamoudi was the only Non-PEO Named Executive Officer for the covered years.

(2)

Represents Compensation Actually Paid (“CAP”) for our PEOs and Non-PEO Named Executive Officer, as computed in accordance with the PvP disclosure rules. The dollar amounts do not reflect the amounts of compensation ultimately earned or realized by our Named Executive Officers during the covered years.

CAP is determined by taking the “Total” column amount from the SCT for each covered fiscal year and adjusting as follows for our PEOs (Pranin and Geisler) and Non-PEO Named Executive Officer (Gamoudi):

Adjustments to Determine CAP for PEO (Pranin)
Covered Fiscal Year	2022	2021
SCT Total for PEO (Pranin)	$720,406	$3,038,138
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	-	-
Add pension value attributable to the covered fiscal year’s “service cost”	-	-
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	-	-
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	($162,512)	($2,568,139)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$204,854	$2,974,717
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	-	-
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$1,984,613	$323,604
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$1,077,830	$112,488
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	-	-
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	-	-
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	-	-
TOTAL ADJUSTMENTS	$3,104,785	$842,670
CAP	$3,825,191	$3,880,808

Adjustments to Determine CAP for PEO (Geisler)
Covered Fiscal Year	2022	2021
SCT Total for PEO (Geisler)	-	$234,945
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	-	-
Add pension value attributable to the covered fiscal year’s “service cost”	-	-
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	-	-
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	-	-
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	-	-
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	-	-
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	-	-
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	-	$273,334
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	-	($2,066,665)
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	-	-
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	-	-
TOTAL ADJUSTMENTS	-	($1,793,331)
CAP	-	($1,558,386)

Adjustments to Determine CAP for Non-PEO Named Executive Officer (Gamoudi)
Covered Fiscal Year	2022	2021
SCT Total for Non-PEO NEO	$686,934	$621,496
Pension Adjustments(i)
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	-	-
Add pension value attributable to the covered fiscal year’s “service cost”	-	-
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	-	-
Equity Adjustments(ii)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	($150,002)	($125,005)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$189,084	$260,988
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	-	-
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$510,850	$981,331
Add/Subtract the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during the covered fiscal year	$599,009	$417,002
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during the covered fiscal year	-	-
Add incremental fair value (as of modification date) of equity awards modified during the covered fiscal year	-	-
Add dividends or other earnings paid on equity awards during the covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	-	-
TOTAL ADJUSTMENTS	$1,148,941	$1,534,316
CAP	$1,835,875	$2,155,812

(i)	We do not sponsor or maintain any defined benefit pension plans and therefore no adjustments were made related to pension value.

(ii)

The fair value or incremental fair value of all incentive equity awards is determined in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, generally using the same assumptions used in determining the grant date fair value of our equity awards reflected in the “Summary Compensation Table;” provided, in order to properly value the option awards using the Black-Scholes model we use for such grant date fair value, we made appropriate adjustments to the grant date assumptions to reflect changes in the historical and implied stock price volatility, expected life (including adjustments for the time that lapsed between grant date and valuation date), dividend yield and risk-free interest rates as of each measurement date. The value of outstanding performance-based awards in the covered fiscal year is based upon the probable outcome of the performance conditions as of the last day of the fiscal year.

(3)

Amounts reflected in these columns represent the Company’s Cumulative TSR for each measurement period from December 31, 2020 through December 31, 2022. Dividends are assumed to be reinvested. The resulting amounts assume that $100 was invested on December 31, 2020 in our common stock.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 about our equity compensation plans under which shares of our common stock are authorized for issuance.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(#)(1)	(b) Weighted average exercise price of outstanding options, warrants and rights($)(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)
Equity compensation plans approved by security holders	555,170	$8.70	1,279,880	(3)
Equity compensation plans not approved by security holders	-	-	-
Total	555,170	$8.70	1,279,880

(1)

Includes 285,965 shares issuable pursuant to outstanding stock options, 251,776 shares issuable pursuant to outstanding restricted stock unit awards and 17,429 shares issuable pursuant to outstanding performance share units (which are reflected here based on the performance share units earned at 100% of target as determined by the Compensation Committee for fiscal year 2022 based on achievement of the 2022 performance metrics).

(2)

The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards and performance share units, which have no exercise price.

(3)	Consists of 1,279,880 shares remaining available for issuance under the 2016 Omnibus Incentive Plan.

Ownership of our Stock

The following table sets forth the number of shares of our common stock beneficially owned as of April 24, 2023, unless otherwise noted, by (1) those persons or any group (as that term is used in Section 13(d)(3) of the Exchange Act) known to beneficially own more than 5% of the outstanding shares of our common stock (the “5% beneficial owners”), (2) each named executive officer and director (including each Board nominee) of the Company, and (3) all directors and executive officers of the Company as a group. This information is based on information furnished by the 5% beneficial owners, directors and executive officers. For purposes of this table, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The following percentage information is calculated based on 36,901,534 shares of common stock that were outstanding as of April 24, 2023, plus any shares that may be acquired by each stockholder within 60 days of April 24, 2023. Except as indicated below, the stockholders listed possess sole voting and dispositive power with respect to the shares beneficially owned by that person. Unless otherwise noted, the mailing address of each person named below is SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Grayson Pranin	83,371	*

Salah Gamoudi	188,540	*

Jonathan Frates	43,071	*

Jaffrey “Jay” Firestone	19,070	*

John “Jack” Lipinski	81,327	*

Randolph C. Read	96,327	*

Nancy Dunlap	2,521	*

All directors and executive officers as a group	514,227	1.4%

Carl Icahn(1)	4,818,832	13.1%

*	Less than 1%
(1)

According to a Schedule 13D filed with the SEC on November 22, 2017, as amended by Amendments No. 1—26, the shares of common stock listed in the table above are beneficially owned by Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners LP (“Icahn Partners”) and affiliates and Carl C. Icahn, a citizen of the United States of America (collectively, the “Icahn Reporting Persons”). Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Reporting Persons. The principal business address of each Icahn Partners, Icahn Master and Mr. Icahn is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160.

General Information

Stockholder Proposals and Nominations

A stockholder who wants to make a proposal or nominate a person for membership on the Board at an annual meeting of stockholders must comply with the applicable requirements of the SEC and our Bylaws. Under our Bylaws, a notice of intent of a stockholder to bring any matter before the 2024 annual meeting of stockholders (other than a proposal or nomination intended to be included in our proxy statement) shall be made in writing and received by our Chief Financial Officer neither earlier than the close of business on March 16, 2024, nor later than the close of business on April 15, 2024 in order to be considered timely. Every such notice by a stockholder shall set forth the information required under Section 2.9 of our Bylaws. In addition to the information included in such stockholder’s notice, we may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. All stockholder proposals should be sent to our Chief Financial Officer at 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104.

A stockholder proposal or nomination submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be included in our proxy statement relating to the 2024 annual meeting must be received no later than December 30, 2023. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules, stockholders wishing to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

The SEC has adopted a rule that allows us or your broker to send a single set of proxy materials and annual reports to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce our expenses. The rule applies to our annual reports, proxy materials (including this Proxy Statement) and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and, if applicable, other proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer. Stockholders who currently receive multiple copies of this Proxy Statement and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker or our Chief Financial Officer at the above address.

Annual Reports

Our Annual Report to Stockholders for the year ended December 31, 2022, including audited financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement or deemed to be a part of the materials for the solicitation of proxies.

Our 2022 Form 10-K is available on our website at http://www.sandridgeenergy.com. In addition, we will provide a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 without charge to any stockholder making written request to SandRidge Energy, Inc., 1 East Sheridan, Suite 500, Oklahoma City, Oklahoma 73104, Attention: Chief Financial Officer.

1 East Sheridan, Suite 500

Oklahoma City, Oklahoma 73104

(405) 429-5500

SCAN TO VIEW MATERIALS & VOTE w SANDRIDGE ENERGY, INC. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above 1 EAST SHERIDAN Use the Internet to transmit your voting instructions and for electronic delivery SUITE 500 of information up until 11:59 p.m. Eastern Time the day before the cut-off date OKLAHOMA CITY, OK 73104 or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V16974-P93830 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SANDRIDGE ENERGY, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors: For Against Abstain Nominees: 1a. Jaffrey “Jay” A. Firestone 1b. Jonathan Frates 1c. John “Jack” Lipinski 1d. Randolph C. Read 1e. Nancy Dunlap The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board of Directors recommends you vote FOR proposal 3. For Against Abstain 3. Approve, in a non-binding vote, the compensation paid to the Company’s named executive officers during 2022. The Board of Directors recommends you vote 1 YEAR for proposal 4. 1 Year 2 Years 3 Years Abstain 4. Recommend, in a non-binding vote, whether a non-binding stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Daten

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 14, 2023: Annual Report, Notice & Proxy Statement are available at www.proxyvote.com TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. V16975-P93830 SANDRIDGE ENERGY, INC. Annual Meeting of Stockholders June 14, 2023 10:00 a.m. Local Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Grayson Pranin and Salah Gamoudi (together, the “Proxies”) and each of them with full power of substitution, proxy to represent and vote all shares of Common Stock of SandRidge Energy, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at The Renaissance Oklahoma City Downtown Bricktown Hotel—Warehouse Room (2nd Floor), 100 East Sheridan Avenue, Oklahoma City, Oklahoma 73104 on Wednesday, June 14, 2023, at 10:00 a.m. local time, and at any adjournment or postponement thereof, as stated on the reverse side. This proxy, when properly executed and delivered, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” each of the Nominees under Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “1 YEAR” for Proposal 4. Continued and to be signed on reverse side